Exhibit 10.13

AVALANCHE BIOTECHNOLOGIES, INC.

CHANGE IN CONTROL BENEFIT PLAN

Section 1. INTRODUCTION.

This Avalanche Biotechnologies, Inc. Change in Control Benefit Plan (the “Plan”) is established by Avalanche Biotechnologies, Inc. (the “Company”) effective as of November 15, 2012. The purpose of the Plan is to provide for the acceleration of vesting of then-unvested shares subject to the compensatory equity awards held by certain executive employees and members of the Company’s Board of Directors (the “Board”) upon the termination of their employment or service under specified circumstances following a Change in Control of the Company. This Plan supersedes any equity vesting acceleration plan, policy or practice previously maintained by the Company in respect of its executive employees or board members for equity awards issued pursuant to the Company’s 2006 Equity Incentive Plan (the “Equity Plan”). This Plan document also is the summary plan description for the Plan.

Section 2. ELIGIBILITY FOR BENEFITS.

(a) General Rules. Subject to the requirements set forth herein, the Company will grant certain benefits under the Plan to Eligible Participants.

(1) Definition of “Eligible Participant.” For purposes of this Plan, Eligible Participants are those executive employees of the Company and members of the Board who are personally approved for participation in the Plan by the Board. The Board, in its sole discretion, will determine whether an employee or Board member is an Eligible Participant and such determination will be binding and conclusive on all persons.

(2) Release of Claims. To be eligible to receive the Vesting Acceleration (defined below) benefit under the Plan, an Eligible Participant must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate (a “Release”), and such Release must become effective in accordance with its terms and allow it to become effective within 60 days following his or her “separation from service (as defined under Treasury Regulation Section 1.409A-1(h), a “Separation from Service”). The Company, in its discretion, may modify the attached forms of release as reasonably necessary or appropriate to comply with applicable law, and may also incorporate the terms of the applicable release into a termination agreement or other agreement with the Eligible Participant.

(3) Continuing Obligations. To be eligible to receive the Vesting Acceleration (defined below) benefit under the Plan, an Eligible Participant must also continue to comply with his or her obligations under the confidential information and inventions assignment agreement entered into by the Eligible Participant with the Company (or, if applicable, any

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predecessor entity). In addition, to be eligible to receive benefits under the Plan, the Eligible Participant must resign from all positions he or she holds with the Company and any of its affiliates, including, if the Eligible Participant is a member of the Board (or the board of directors of any affiliate), resignation from such body, to be effective no later than the date of Separation from Service (or such other date as requested by the Board).

(b) Exceptions to Vesting Acceleration Benefit Entitlement. An employee or Board member, including an employee and Board member who otherwise is an Eligible Participant, will not receive the Vesting Acceleration (defined below) benefit under the Plan if the employee or Board member is terminated for Cause (defined below) or commits Cause for termination following notice of a Qualifying Termination (defined below) but prior to the actual date of Separation from Service, has his or her employment or service terminated because of his or her death or disability or the employee or Board member resigns without Good Reason (defined below), as determined by the Company in its sole discretion.

Section 3. AMOUNT OF BENEFIT.

(a) Termination without Cause or Resignation for Good Reason Following a Change in Control. If the Company terminates an Eligible Participant’s employment or service without Cause (and other than as a result of death or disability), or if the Eligible Participant resigns his or her employment or service for Good Reason (defined below), in either case at any time during the period commencing on the effective date of a Change in Control (defined below) and ending twelve (12) months following the effective date of the Change in Control, and provided such termination is also a Separation from Service (such a termination, a “Qualifying Termination”), then subject to the Eligible Participant’s satisfaction of the requirements of this Plan, 100% of the then-unvested shares subject to the Eligible Participant’s compensatory equity awards issued under the Equity Plan that are outstanding and unvested as of immediately prior to the Qualifying Termination (the “Stock Awards”) will vest, and, as applicable, become exercisable as of immediately prior to the date of the Qualifying Termination (the “Vesting Acceleration”). The foregoing right to the Vesting Acceleration benefit will not modify the term of, or the post-termination exercise period applicable to, the Eligible Participant’s Stock Awards.

(b) Definitions.

(1) Cause. For purposes of the Plan, Cause will be determined in the sole discretion of the Board and will mean misconduct, including: (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) willful and material breach of the Eligible Participant’s duties that has not been cured within 30 days after written notice from the Board of Directors; (iii) intentional and material damage to the Company’s property; or (iv) material breach of the Proprietary Information and Inventions Agreement executed by the Eligible Participant.

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(2) Change in Control. For purposes of the Plan, a Change in Control will have the meaning set forth in the Equity Plan.

(3) Good Reason. For purposes of the Plan, Good Reason will mean any of the following actions taken without Cause by the Company or a successor corporation or entity without the Eligible Participant’s consent: (i) substantial reduction of the Eligible Participant’s rate of compensation; (ii) material reduction in the Eligible Participant’s duties, provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” unless the Eligible Participant’s new duties are substantially reduced from the prior duties; (iii) failure or refusal of a successor to the Company to assume the Company’s obligations under this Agreement in the event of a Change in Control; (iv) relocation of the Eligible Participant’s principal place of employment or service to a place greater than 50 miles from the Eligible Participant’s then current principal place of employment or service; (v) the requirement to increase the amount of time per week that the Eligible Participant provides services to the Company or (vi) the requirement that the Eligible Participant cease other employment or consulting engagements, unless such employment and/or consulting engagement results in a direct conflict with the Company’s business.

(4) Separation from Service. For purposes of the Plan, a Separation from Service means a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h), without regard to any alternative definition thereunder.

Section 4. RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.

(a) Exclusive Discretion. The Plan Administrator will have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of the Vesting Acceleration benefit provided under the Plan. The rules, interpretations, computations and other actions of the Plan Administrator will be binding and conclusive on all persons.

(b) Amendment or Termination. The Company reserves the right to amend or terminate this Plan (including the Exhibits) or the benefit provided hereunder at any time prior to a Change in Control of the Company. Any action amending or terminating the Plan will be in writing and executed by the Chief Executive Officer or Chief Financial Officer of the Company.

Section 5. NO IMPLIED EMPLOYMENT CONTRACT.

The Plan will not be deemed (i) to give any employee or other person any right to be retained in the employ or service of the Company or (ii) to interfere with the right of the Company or the Company’s stockholders, as applicable, to discharge any employee or other person at any time, with or without cause, which right is hereby reserved.

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Section 6. EXECUTION.

To record the adoption of the Plan as set forth herein, effective as of August     , 2012, Avalanche Biotechnologies, Inc. has caused its duly authorized officer to execute the same this 15 day of November, 2012.

AVALANCHE BIOTECHNOLOGIES, INC.

By:	/s/ Thomas Chalberg

Title:	President & CEO

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For Employees Age 40 or Older

Individual Termination

EXHIBIT A

RELEASE AGREEMENT

I understand and agree completely to the terms set forth in the Avalanche Biotechnologies, Inc. Change in Control Benefit Plan (the “Plan”).

I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated therein. I understand that because I am receiving benefits under the Plan, the terms of the Plan supersede any individually negotiated employment agreement that I may have with the Company relating to equity vesting acceleration benefits, and that I am not entitled to any equity vesting acceleration benefits under any such agreement; provided, however, that all other remaining provisions of that agreement will remain in effect. Certain capitalized terms used in this Release are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any

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For Employees Age 40 or Older

Individual Termination

written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law. In addition, I understand that nothing in this Release prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission or the Department of Labor, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding. I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not do so); (c) I have twenty-one (21) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an officer of the Company; and (e) this Release will not be effective until the date upon which the revocation period has expired, which will be the eighth day after I sign this Release.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than twenty-one (21) days following the date it is provided to me.

EMPLOYEE

Name:

Date:

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For Employees Age 40 or Older

Group Termination

EXHIBIT B

RELEASE AGREEMENT

I understand and agree completely to the terms set forth in the Avalanche Biotechnologies, Inc. Change in Control Benefit Plan (the “Plan”).

I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated therein. I understand that because I am receiving benefits under the Plan, the terms of the Plan supersede any individually negotiated employment agreement that I may have with the Company relating to equity vesting acceleration benefits, and that I am not entitled to any equity vesting acceleration benefits under any such agreement; provided, however, that all other remaining provisions of that agreement will remain in effect. Certain capitalized terms used in this Release are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law;

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For Employees Age 40 or Older

Group Termination

or (b) any rights which cannot be waived as a matter of law. In addition, I understand that nothing in this Release prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission or the Department of Labor, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding. I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not to do so); (c) I have forty-five (45) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an office of the Company; (e) this Release will not be effective until the date upon which the revocation period has expired, which will be the eighth day after I sign this Release; and (f) I have received with this Release a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than forty-five (45) days following the date it is provided to me.

EMPLOYEE

Name:

Date:

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EXHIBIT C

RELEASE AGREEMENT

I understand and agree completely to the terms set forth in the Avalanche Biotechnologies, Inc. Change in Control Benefit Plan (the “Plan”).

I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated therein. I understand that because I am receiving benefits under the Plan, the terms of the Plan supersede any individually negotiated employment agreement that I may have with the Company relating to equity vesting acceleration benefits, and that I am not entitled to any equity vesting acceleration benefits under any such agreement; provided, however, that all other remaining provisions of that agreement will remain in effect. Certain capitalized terms used in this Release are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any

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written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law. In addition, I understand that nothing in this Release prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission or the Department of Labor, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding. I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than fourteen (14) days following the date it is provided to me.

EMPLOYEE

Name:

Date:

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